Exhibit 99.1

Antares Pharma, Inc.

Annual Meeting of Shareholders

June 22, 2004

New Balance between

Corporate Partnering and Specialty Pharma

© 2004 Antares Pharma

Safe Harbor Statement

Throughout this presentation, we discuss some of our expectations regarding the Company’s future performance. All of these forward-looking statements are based on our current views and assumptions. Actual results could differ materially from these current expectations and from historical performance. Please refer to our SEC filings and our latest Form 10-K which contains a discussion of the factors that could affect our expectations.

© 2004 Antares Pharma

Agenda

Overview

Technology Platforms

Business Opportunities

Refined Strategy

– Corporate Partnering

– Specialty Pharma

Goals & Accomplishments

Financial Information

© 2004 Antares Pharma

Company Summary

Formed January 2001

2003 sales of $3.8 million / $5.6 million gross

Cash position approximately $14 million

No debt

28 full-time staff

Three locations:

Basel, Switzerland Minneapolis, Minnesota Exton, Pennsylvania

© 2004 Antares Pharma

Statement of Operations

Gross Revenue (Billed & Accrued) & GAAP Revenue

$ M

7 6 5 4 3 2 1 0

2001 2002 2003

3.402 3.499 4.112 3.996 5.603 3.787

© 2004 Antares Pharma

2003 Goals and Results

Two major partnerships

– Result: Only one

Outsource device assembly activities and refocus on research and development

– Result: Accomplished April 2003 Restructure debt financing

– Result: Eliminated all debt September 2003 Retain investment banker

– Result: SCO retained July 2003

Reduce overall operating costs by 30% compared with 2002

– Result: 11% reduction in overall operating costs

– Result: Net monthly burn rate reduced 38%

© 2004 Antares Pharma

Accomplishments—2003

December - Milestone Payment from Lilly

October - Positive Results from Phase II Trial of LibiGel™

September - License Agreement with Lilly - Conversion of all Debt to Equity

July - Raised $4.0 Million in Private Equity Placement

May - Phase II/III Trial for Estradiol Topical Gel

April - Clinical Trial Undertaken with Needle-Free Delivery Technology Under Terms of Option Agreement with Lilly

March - Collaboration with GeneMedix

February - Strategic Reorganization of U.S. Production and

Design/Engineering Operations

- Extension of Business Relationship with Ferring

- Restructured Debt Financing

- Reacquired U.S. Growth Hormone Injector Market Rights

© 2004 Antares Pharma

Statement of Strategic Intent—2001

Near-term: Partner with global pharmaceutical and biotechnology companies to provide solutions to their drug delivery needs

Intermediate-term: Add the capability to carry products further along the value chain before licensing

Longer-term: Build capability to commercialize own name products

2004: Implementing all elements of the 2001 intent

© 2004 Antares Pharma

Strategy

Accelerate in-house specialty pharma company focus

Aggressively engage new partnering opportunities

Expand opportunities with existing partners

© 2004 Antares Pharma

Strategy Overview

Antares Specialty Pharma Products

Goal: Sales & Operating Profits

Antares Corporate Partner Products

Goal: Milestones & Royalties

CORE TECHNOLOGIES

Transdermal Gels (ATD™ Technology)

Fast-Melt Tablets (Easy Tec™)

Disposable, Single-Use Mini-Needle Injection Device (Vibex™)

Reusable Needle-Free Injection Devices (VISION®, Valeo™)

Focus all effort to support strategy

©2004 CONFIDENTIAL

Technology

Transdermal Gels (ATD™ Technology)

The future of transdermal delivery

Patented technology

Cosmetic elegance

Safe ingredients

Innovative packaging

Opportunity Hormone therapy products in

Phase II and Phase III trials

Non hormonal products in development

Royalty revenue anticipated in 2006

© 2004 Antares Pharma

Technology

Fast-Melt Tablet (Easy Tec™)

Patented technology

Low cost, conventional manufacturing process

Opportunity Approximately $1.5 billion market growing at 20% per year

Meets needs of changing demographics

Antares product revenue generation by 2006

© 2004 Antares Pharma

Technology

Mini-Needle Injection System (Vibex™)

Low cost, single-use device

Hidden needle never exposed to patient

No sharps disposal issues

Opportunity Emergency, acute care or intermittent use

Extendable to vaccinations

Proven in extensive clinical trials

Potential revenue generation in late 2005

© 2004 Antares Pharma

Technology

Reusable Needle-Free Injectors (VISION®, Valeo™)

VISION® currently marketed for use with insulin and human growth hormone

Readily adapted for many injectable products

Easy to use, fast injection, no sharps disposal issues

Opportunity Licensing agreement with Lilly for diabetes and obesity products

Growing number of biotechnology products requiring less invasive delivery

Expansion of existing revenues and new markets starting in 2004

© 2004 Antares Pharma

Independent Industry Projections

Needle-Free Sector

(in Millions)

450 400 350 300 250 200 150 100 50 0

2002 2007

$10.3 $425 $195 $230

all other 46%

insulin 54%

Source: Greystone Associates

Needle-Free Injection, June 2003

© 2004 Antares Pharma

Independent Industry Projections

Worldwide Vaccine Market

10

8

6 4 2 0

2002

2007

Prophylactic Therapeutic

Source: Greystone Associates

Needle-Free Injection, June 2003

© 2004 Antares Pharma

Independent Industry Projections

Transdermal Delivery Market

US$ (Billions)

14 12 10 8 6 4 2 0

2002 2005

Source: Jain PharmaBiotech – November 2002

© 2004 Antares Pharma

Independent Industry Projections

Fast-Melt Sector

$ (billions)

3.00 2.50 2.00 1.50 1.00 0.50 0.00

2002 2003 2004 2005 2006

2.49 2.07 1.73 1.44 1.20

Source: Technology Catalysts International—2003

© 2004 Antares Pharma

Established Corporate Partners

© 2004 Antares Pharma

Corporate Partnered ATD™ Products

Formulation Development Preclinical Testing Clinical Phase I / II Clinical Phase III Regulatory Submission Commercialization

Ibuprofen Gel

Estradiol Patch

Estradiol Gel

Estradiol + Progestin

Testosterone for FSD

Testosterone for male hypogonadism

NPMG collaboration

ProSkelia collaboration

© 2004 Antares Pharma

Device Products

Concept

Prototype for Clinical Evaluation

Design Finalization

Manufacturing Scale-Up

Regulatory Submission

Commercialization

Vision for Insulin

Vision for hGH

Valeo for Insulin

Vibex Platforms

AJ1

AJ2

AJ3

AJ4

AJID

© 2004 Antares Pharma

Corporate Partnering Business Model

Licensing Fees

Scale-Up Costs

Milestone Payments

Manufacturing Margins

Royalties on Sales *

Devices $0.2-10m Typically paid by partner $2.0-10m 20-40% 2-5%

Gels $0.1–10m As above $1.0-15m N/A 4-15%

* Dependent on stage of licensing

© 2004 Antares Pharma

Examples of Major Corporate Partnerships

- - - - - - - - From Year of Introduction - - - - - - - -

Million USD

Year 1 Year 2 Year 3 Year 4 Year 5

Diabetes (Valeo™) 11 23 25 28 30

Female Sexual Dysfunction (ATD™) 10 12 14 16 18

© 2004 Antares Pharma

Future Opportunities – Corporate Partner Products

Transdermal gels

– Projected to be major driver in transdermal sector

Source: Frost & Sullivan, 2003

Fast-melt technology

– Approximately $1.5 billion market growing at 20% per year

Injection devices

– Biotechnology products require less invasive ways of delivery to maximize return

10 marketed in 1990; 190 (est.) by 2005; 350 (est.) currently in clinical evaluation

– Vaccines increasingly differentiated by device technology

– Continuing drive to “ease of use” injections (pens, autoinjectors, needle-free)

© 2004 Antares Pharma

Targeted Therapeutic Protein Opportunities

Segment/Class 2002 Sales (billion USD)

Erythropoietins 8.4

Interferons 5.7

Insulin 4.4

Monoclonal Antibodies 4.2

Blood Factors 3.6

Colony Stimulating Factors 2.7

Growth Hormones 2.7

Interleukins 1.7

Growth Factors 0.2

Therapeutic Vaccines 0.07

Others (calcitonins, enzymes, TNF) 2.2

© 2004 Antares Pharma

Specialty Pharma Products

Formulation Development

Preclinical Testing

Clinical Phase I / II

Phase III (where necessary)

Regulatory Submission

Commercialization

Oxybutynin ATD™

Alprazolam ATD™

*Estradiol ATD™

*Testosterone ATD™ for FSD

Ibuprofen Gel

Ibuprofen Easy Tec™

Acetaminophen Easy Tec™

Loperamide Easy Tec™

* Antares product rights other than North America, Mexico, Australia and New Zealand

© 2004 Antares Pharma

Specialty Pharma Teaming Model

R&D Manufacturing /Filling Clinical Development Regulatory Commercialization

Company A

(in discussion) Easy Tec™

Company C

(in discussion)

Gels CSO

Company A

(in discussion)

Company B

(in discussion)

Devices

© 2004 Antares Pharma ©2004 CONFIDENTIAL

Examples of Specialty Pharma

- - - - - - - - From Year of Introduction - - - - - - - -

Million USD Year 1 Year 2 Year 3 Year 4 Year 5

Female Sexual Dysfunction (ATD™) – Europe, Japan 30 38 45 53 61

Fast-Melt Tablet (Easy Tec™) 4 11 19 23 25

© 2004 Antares Pharma

Future Opportunities – Specialty Pharma Products

Continuing development of portfolio products

Addition of further generic opportunities with focus on short-term return

Partner with manufacturing/clinical development organizations to minimize Antares’ costs

© 2004 Antares Pharma

Company Goals for 2004

Secure capital to support strategy

– Result: Completed $15.1m equity financing in March Minimum of two additional corporate partnerships Re-establish national share listing Create greater investor awareness

– Result: Completed IR/MR team in April Increase revenues from existing products

– Result: Initiated VISION® program in May

Choose additional products for self-funded development Establish third party manufacturing and clinical partnerships

– Result: Announced preferred provider agreement with DPT in June Add to management staff to support strategy

– Result: Executive search firms engaged and candidates identified

© 2004 Antares Pharma

Accomplishments – YTD 2004

March - Japanese Licensee, JCR Pharmaceuticals Co. Ltd, Obtained Approval for VISION® for Use With Human Growth Hormone

- U.S. Patent on Valeo™, Needle-Free Device Technology

- Completed Phase I Trial for Oxybutynin Topical Gel

February - Received U.S. Patent on Easy Tec™ Fast-Melt Technology

- Raised $15.1 Million in Private Equity Placement

- Received Milestone Payment from Pfizer

January - License Agreement with ProSkelia for Topical Gel Products

- License Agreement with NPMG for Topical Anesthetic Gel Product

© 2004 Antares Pharma

Summary

Revenue from own specialty pharma products starting in 2006

Additional royalty income from corporate business partnerships in 2006

Technology platforms meet the needs of pharmaceutical/biotechnology partners in growth areas

Financing sufficient to advance our plans

© 2004 Antares Pharma

Financial Overview

Balance Sheet

Equity Position

Revenue Breakdown

Operations 2001 through 2003

Operations 1Q04

© 2004 Antares Pharma

Major Balance Sheet Data

$ M 2001 2002 2003 1Q04

Cash 1.965 .268 1.929 15.080

Other assets 9.163 6.141 4.026 3.996

Total assets 11.128 6.409 5.955 19.076

Liabilities 3.660 4.538 2.090 2.235

Deferred Revenue 1.511 1.216 3.558 3.319

Equity 7.468 .655 .307 13.523

Total Liabilities & Equity 11.128 6.409 5.955 19.076

© 2004 Antares Pharma

Equity Information

Shares outstanding approximately 38 million

Fully diluted approximately 61 million

– 17.3 million warrants exercisable between $0.55 and $29.55

– 2.1 million stock options exercisable between $1.56 and $23.00

– 1.2 million shares Convertible Series A Preferred

– 2.4 million shares Convertible Series D Preferred

© 2004 Antares Pharma

2003 Gross Revenue Distribution

Development 6.5%

Lic & Fees 43.8%

Royalties 2.4%

Sales 47.2%

Insulin 13.6%

hGH 86.4%

© 2004 Antares Pharma

Statement of Operations

Product Sales Development Fees

$ M $ M

3 2.5 2 1.5 1 0.5 0

2001 2002 2003

1 0.8 0.6 0.4 0.2 0

2001 2002 2003

2.015 20% 2.422 9% 2.647

0.754 24% 0.935 61% 0.365

© 2004 Antares Pharma

Statement of Operations

Licensing Fees & Milestone Payments Royalties

$ M $ M

3 2.5 2 1.5 1 0.5 0

2001 2002 2003

0.632 19% 0.754 226% 2.456

0.25 0.2 0.15 0.1 0.05 0

0 0 0.135

2001 2002 2003

© 2004 Antares Pharma

Statement of Operations

Gross Revenue (Billed & Accrued) & GAAP Revenue

$ M

7 6 5 4 3 2 1 0

Gross Revenue GAAP Revenue

2001 2002 2003

3.402 3.499 4.112 3.996 5.603 3.787

© 2004 Antares Pharma

Statement of Operations

Operating Expenses

12 10 8 6 4 2 0

11.206 4% 11.684 11% 10.413

2001 2002 2003

© 2004 Antares Pharma

Statement of Operations

Net Loss Operating Loss

0 -2 -4 -6 -8 -10 -12

0 -10 -20 -30 -40

-9.571 7% -8.634 16% -10.262

-9.499 22% -11.609 9% 183% -10.574 -22.244 -32.818

2001 2002 2003 2001 2002 2003

© 2004 Antares Pharma

Statement of Operations-1Q04

Gross Revenue (Billed & Accrued) & GAAP Revenue

$ M

Gross Revenue

GAAP Revenue

2.5 2 1.5 1 0.5 0

1st Qtr 2002 1st Qtr 2003 1st Qtr 2004

0.838 0.669 2.124 0.91 0.617 0.726

© 2004 Antares Pharma

Statement of Operations-1Q04

Operating Loss Net Loss

0 -0.5 -1 -1.5 -2 -2.5

1st Qtr 2002 1st Qtr 2003 1st Qtr 2004

0 -0.5 -1 -1.5 -2 -2.5 -3 -3.5

1st Qtr 2002 1st Qtr 2003 1st Qtr 2004

-2.159 11% -1.916 5% -1.823

-2.147 4 1% -3.017 37% -1.894

© 2004 Antares Pharma

Financial Summary

Cash to advance strategy

No debt

Deferred revenue of $3.3m

Shareholders’ equity of $13.5m

Increasing gross revenues

Operational efficiencies & reduced cost

Foundation for the future

© 2004 Antares Pharma

© 2004 Antares Pharma

Supplemental Information

© 2004 Antares Pharma

Presentations and Publications

June 2004 - BIO 2004 – San Francisco

- FBR 8th Annual Growth Investor Conference – New York

May 2004 - AAPS Workshop on Drug Delivery Devices – Boston

- Technology Catalysts 21st Annual International Technology Transfer Forum – Washington DC

April 2004 - Investor Luncheons – Chicago, Baltimore, Philadelphia & Boston

March 2004 - Needle-Free Injection Systems Conference – Philadelphia

- Parenteral Drug Association SciTech Summit – Orlando

January 2004 - 8th Annual Drug Delivery Partnerships – Los Angeles

- Managing Infection Control – “Needle-Free Subcutaneous Drug Injection: A Checkered History but a

Bright Future” – Roger G. Harrison, Ph.D.

October 2003 - Oral Drug Delivery Summit – Philadelphia

Sept 2003 - Commercial Issues in Drug Delivery—London

May 2003 - FBR 7th Annual Growth Investor Conference – New York

© 2004 Antares Pharma

Press Coverage

Investor’s Business Daily – June 14, 2004

– “Biotech companies look for the differentiation of their products through the use of innovative devices.”

– “Antares landed a formidable ally when it entered into a licensing deal with pharmaceutical giant Eli Lilly.”

Philadelphia Business Journal – May 14-20, 2004

– “The company’s long-term goals include bringing new drug products to market on its own.”

The Wall Street Journal – March 18, 2004

– “There is a need for an alternative to shots. Injection without a needle isn’t as far-fetched as it sounds.” BioWorld Today – February 24, 2004

– Financing was completed “to remain attractive to its pharmaceutical partners that fund its development programs.”

Philadelphia Inquirer – May 30, 2003

– “Needle-free drug delivery [device] will sell for $50 by 2005 – down from $300 today – because of improved manufacturing that has simplified the device.”

© 2004 Antares Pharma

Press Coverage (continued)

Philadelphia Business Journal – May 9-13, 2003

– “There’s a general agreement that technology has advanced to the point that someday in the future, needles will be scientific curiosities relegated to a museum somewhere.”

Daily Local News – April 6, 2003

– “Not taking medicine that a patient needs every day – insulin is one example – creates huge issues for patients and thus for financially-troubled U.S. health care industry.”

– “The device is a lot more accurate and mechanized than using a needle and syringe” Michael Judge, Medi-Jector VISION® user

– “95% decide to use a needle-free system once a nurse explains it.” David R. Brown, M.D., pediatric endocrinologist

– “Dr. Brown believes that a needle-free system is safer for both the child and the person giving the medicine, as well as causing less trauma, both to tissue and psyche, than a needle and syringe do.”

© 2004 Antares Pharma

Statement of Operations-1Q04

Product Sales Development Fees

$ M $ M

0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0

1st Qtr 2002 1st Qtr 2003 1st Qtr 2004

0.442 54% 0.679 31% 0.471

1st Qtr 2002 1st Qtr 2003 1st Qtr 2004

0.14 0.12 0.1 0.08 0.06 0.04 0.02 0

0.096 73% 0.025 308% 0.102

© 2004 Antares Pharma

Statement of Operations-1Q04

Licensing Fees & Milestone Payments Royalties

$ M $ M

1.4 1.2 1 0.8 0.6 0.4 0.2 0

1st Qtr 2002 1st Qtr 2003 1st Qtr 2004

0.3 358% 1.375 98% 0.024

0.05 0.04 0.03 0.02 0.01 0

0 0.045 58% 0.019

1st Qtr 2002 1st Qtr 2003 1st Qtr 2004

© 2004 Antares Pharma

Statement of Operations-1Q04

Total Revenue (Billed & Accrued)

$ M

2.5 2 1.5 1 0.5 0

1st Qtr 2002 1st Qtr 2003 1st Qtr 2004

0.838 153% 2.124 71% 0.617

© 2004 Antares Pharma

Statement of Operations-1Q04

Operating Expenses

3 2.5 2 1.5 1 0.5 0

1st Qtr 2002 1st Qtr 2003 1st Qtr 2004

2.167 7% 2.324 5% 2.203

© 2004 Antares Pharma